                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 35,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be granted under and in accordance with the Corporation's Outside Directors' Stock Compensation Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 1996.

                                                 /s/ JOHN F. BERGSTROM
                                                     John F. Bergstrom

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 35,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be granted under and in accordance with the Corporation's Outside Directors' Stock Compensation Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 1996.

                                                  /s/ PAUL J. COLLINS
                                                      Paul J. Collins

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 35,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be granted under and in accordance with the Corporation's Outside Directors' Stock Compensation Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 1996.

                                             /s/ PASTORA SAN JUAN CAFFERTY
                                                 Pastora San Juan Cafferty

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 35,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be granted under and in accordance with the Corporation's Outside Directors' Stock Compensation Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 1996.

                                                 /s/ ROBERT W. DECHERD
                                                     Robert W. Decherd

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 35,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be granted under and in accordance with the Corporation's Outside Directors' Stock Compensation Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 1996.

                                                /s/  WILLIAM O. FIFIELD
                                                     William O. Fifield

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 35,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be granted under and in accordance with the Corporation's Outside Directors' Stock Compensation Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 1996.

                                                   /s/ LOUIS E. LEVY
                                                       Louis E. Levy

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 35,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be granted under and in accordance with the Corporation's Outside Directors' Stock Compensation Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 1996.

                                                /s/ CLAUDIO X. GONZALEZ
                                                    Claudio X. Gonzalez

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 35,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be granted under and in accordance with the Corporation's Outside Directors' Stock Compensation Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 1996.

                                                 /s/ FRANK A. McPHERSON
                                                     Frank A. McPherson

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 35,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be granted under and in accordance with the Corporation's Outside Directors' Stock Compensation Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 1996.

                                                 /s/ LINDA JOHNSON RICE
                                                     Linda Johnson Rice

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 35,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be granted under and in accordance with the Corporation's Outside Directors' Stock Compensation Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 1996.

                                                /s/ WOLFGANG R. SCHMITT
                                                    Wolfgang R. Schmitt

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of 35,000 shares of Common Stock, $1.25 par value, of the Corporation, together with the Preferred Stock Purchase Rights of the Corporation associated therewith, to be granted under and in accordance with the Corporation's Outside Directors' Stock Compensation Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 1996.

                                                 /s/ RANDALL L. TOBIAS
                                                     Randall L. Tobias